UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported): December 21, 2007

CELL THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Washington	001-12465	91-1533912
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

501 Elliott Avenue West, Suite 400

Seattle, Washington 98119

(Address of principal executive offices)

Registrant’s telephone number, including area code: (206) 282-7100

Not applicable

(Former name or former address, if changed since last report).

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement.

On December 21, 2007, Cell Therapeutics, Inc., a Washington corporation (“CTI”), in connection with the closing of its purchase of the Zevalin assets as discussed below, entered into a Security Agreement, dated as of December 21, 2007 (the “Security Agreement”), by and between CTI and Biogen Idec Inc., a Delaware corporation (“BIIB”), relating to certain security interests granted by CTI to BIIB. Pursuant to the Security Agreement, CTI has granted a first priority security interest to BIIB in all of CTI’s right, title and interest (a) in and to certain assets purchased by CTI pursuant to the Asset Purchase Agreement by and between CTI and BIIB dated August 15, 2007 and previously filed as Exhibit 10.1 to CTI’s current report on Form 8-K filed with the Securities and Exchange Commission on August 21, 2007, together with any other assets or rights related to any of such assets or otherwise used in the development, manufacture or commercialization of Zevalin and (b) under certain license, sublicense and supply agreements entered into pursuant to the Asset Purchase Agreement (the “Collateral”). Upon the occurrence of an ongoing event of default including, without limitation, CTI’s failure to pay or perform its obligations under the Security Agreement, the Asset Purchase Agreement or the related sublicense and service agreements (collectively, the “Secured Obligations”), a breach by CTI of its representations and warranties under the Security Agreement, CTI application for, or consent to, the appointment of a receiver, trustee or liquidator of all or a substantial portion of CTI’s assets, the transfer by CTI of its assets as part of a general assignment or other arrangement for the benefit of creditors, CTI’s insolvency, the filing of a voluntary or involuntary petition filed under the provisions of the Unites States Bankruptcy Code, or the attachment or execution upon, or seizure of, all or substantially all of CTI’s assets, BIIB may take any action with respect to the Collateral that it deems necessary or advisable to accomplish the purposes of the Security Agreement. The Security Agreement creates a continuing security interest in the Collateral that will remain in full force and effect until the payment in full of any Secured Obligation and performance of all other obligations secured by the Security Agreement. A copy of the Security Agreement is attached hereto as Exhibit 10.1.

On December 21, 2007, in connection with the closing of CTI’s purchase of the Zevalin assets discussed below, CTI and BIIB entered into a Supply Agreement (“Supply Agreement”), pursuant to which CTI will purchase from BIIB, and BIIB will provide to CTI, kits to make single doses (a “Kit”), as part of one treatment to a patient, of either (i) Indium-111 Ibritumomab Tiuxetan (In-111 Zevalin) or (ii) Yttrium-90 Ibritumomab Tiuxetan (Y-90 Zevalin) either as single Kits or in packages containing one dose of each of In-111 Zevalin and Y-90 Zevalin (a “Package”), each for sale to end-users in the United States at a “cost plus” manufacturing price. From the effective date of the Supply Agreement through June 9, 2014 (unless earlier terminated) (the “Term”), CTI has agreed to purchase such Kits and/or Packages solely from BIIB unless and until the parties agree to the establishment of a replacement manufacturing source in accordance with the terms and conditions of the Supply Agreement. Each party has agreed to indemnify the other party from and against certain third-party claims related to the manufacture, sale, distribution or use of the goods, as the case may be. A copy of the Supply Agreement is attached hereto as Exhibit 10.2.

The descriptions of terms and conditions of the Security Agreement and the Supply Agreement set forth herein do not purport to be complete and are qualified in their entirety by the full text of the Security Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference, and the Supply Agreement, which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

The Security Agreement contains representations, warranties and covenants of CTI and the Supply Agreement contains representations, warranties and covenants of both CTI and BIIB. The representations, warranties and covenants contained in the Security Agreement and the Supply Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed by the contracting parties, including being qualified by disclosures exchanged between the parties in connection with the execution of the Security Agreement and the Supply Agreement. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the Security Agreement and the Supply Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under either the Security Agreement or the Supply Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or conditions of CTI or BIIB or any of their respective assets.

Section 2 – Financial Information

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On December 21, 2007, Cell Therapeutics, Inc., a Washington corporation (“CTI”), closed the previously announced acquisition from Biogen Idec Inc., a Delaware corporation (“BIIB”), of ZEVALIN® (ibritumomab tiuxetan), a radiopharmaceutical product, for the development, marketing and sale of the product in the United States, along with certain assets of BIIB related to ZEVALIN (the “Acquisition”). Pursuant to the terms of the Acquisition, CTI paid $10,000,000 to BIIB upon closing, and will make additional royalty payments based on net sales related to ZEVALIN from the date the transaction closed until the latest of (a) the expiration date of the last to expire of any patents related to ZEVALIN, (b) the first date on which any third person lawfully sells a biosimilar product in the United States or (c) December 31, 2015. CTI could also pay BIIB two additional future payments of $10,000,000 upon the achievement of certain FDA milestones. The Asset Purchase Agreement by and between CTI and BIIB dated August 15, 2007 was previously filed as Exhibit 10.1 to CTI’s current report on Form 8-K filed with the Securities and Exchange Commission on August 21, 2007.

CTI knows of no material relationship between CTI or its affiliates and BIIB other than in respect of the acquisition of ZEVALIN.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The financial statements required by Item 9.01(a) will be filed by amendment no later than 71 calendar days after the date that this initial report on Form 8-K was required to be filed.

(b) Pro Forma Financial Information

The pro forma financial information required by Item 9.01(b) will be filed by amendment no later than 71 calendar days after the date that this initial report on Form 8-K was require to be filed.

(d) Exhibits

10.1	Security Agreement between Cell Therapeutics, Inc. and Biogen Idec Inc dated December 21, 2007.

10.2	Supply Agreement between Cell Therapeutics, Inc. and Biogen Idec Inc dated December 21, 2007.*

99.1	Press Release, dated December 27, 2007, entitled “Cell Therapeutics, Inc. (CTI) Completes Acquisition of Lymphoma Drug Zevalin® from Biogen Idec for Sales and Marketing in the United States”.

*	The registrant has applied for confidential treatment with respect to portions of this exhibit.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELL THERAPEUTICS, INC.

Date: December 28, 2007	By:	/s/ Louis A. Bianco
Louis A. Bianco
Executive Vice President, Finance and Administration

EXHIBIT INDEX

Exhibit Number
10.1	Security Agreement between Cell Therapeutics, Inc. and Biogen Idec Inc dated December 21, 2007.

10.2	Supply Agreement between Cell Therapeutics, Inc. and Biogen Idec Inc dated December 21, 2007.*

99.1	Press Release dated December 27, 2007, entitled “Cell Therapeutics, Inc. (CTI) Completes Acquisition of Lymphoma Drug Zevalin® from Biogen Idec for Sales and Marketing in the United States”.

*	The registrant has applied for confidential treatment with respect to portions of this exhibit.